BRIDGE BUILDER TRUST (the “Trust”)

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated August 29, 2019

to the Statement of Additional Information (“SAI”) dated October 28, 2018, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

On August 28, 2019, the Board of Trustees of the Trust accepted the resignation of Ryan T. Robson from his position as President of the Trust and the resignation of Julius A. Drelick from his position as Vice President of the Trust, and appointed Mr. Drelick as President of the Trust. Accordingly, the SAI is hereby supplemented and revised as follows:

In the “Trustees and Executive Officers” section, the rows of the “Officers of the Trust” table relating to Ryan T. Robson and Julius A. Drelick are hereby deleted and replaced with the following:

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Julius A. Drelick, III (Born: 1966) 12555 Manchester Road St. Louis, Mo 63131	President	Indefinite Term; Since August 28 2019	Director of Fund Administration and Strategic Projects, Edward Jones (since 2016); Previously, Vice President of the Trust (2017-2019); Senior Vice President and Chief Compliance Officer, Voya Investment Management, LLC (2013-2016); Vice President, Head of Mutual Fund Product Development and Strategic Planning, Voya Investment Management, LLC (2007-2013).	N/A	N/A